       ------------------------------------------------------------------

DIRECTORS                                    OFFICERS
Barton M. Biggs                              James W. Grisham
CHAIRMAN OF THE BOARD                        VICE PRESIDENT
Chairman and Director, Morgan Stanley Asset  Harold J. Schaaff,
Management Inc. and Morgan Stanley Asset     Jr.
Management Limited; Managing Director,       VICE PRESIDENT
Morgan Stanley & Co. Incorporated            Joseph P. Stadler
Michael F. Klein                             VICE PRESIDENT
DIRECTOR AND PRESIDENT                       Valerie Y. Lewis
Principal, Morgan Stanley Asset Management   SECRETARY
Inc. and Morgan Stanley & Co. Incorporated   Karl O. Hartmann
John D. Barrett II                           ASSISTANT SECRETARY
Chairman and Director,                       Joanna M. Haigney
Barrett Associates, Inc.                     TREASURER
Gerard E. Jones                              Rene J. Feuerman
Partner, Richards & O'Neil LLP               ASSISTANT TREASURER
Andrew McNally IV
Chairman and Chief Executive Officer, Rand
McNally
Samuel T. Reeves
Chairman of the Board and Chief
Executive Officer,
Pinacle Trading L.L.C.
Fergus Reid
Chairman and Chief Executive Officer,
LumeLite Corporation
Frederick O. Robertshaw
Of Counsel, Copple, Chamberlin &
Boehm, P.C.

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INVESTMENT ADVISER AND ADMINISTRATOR
Morgan Stanley Asset Management Inc.
1221 Avenue of the Americas
New York, New York 10020
           ---------------------------------------------------------
DISTRIBUTOR
Morgan Stanley & Co. Incorporated
1251 Avenue of the Americas
New York, New York 10020
           ---------------------------------------------------------
CUSTODIANS
The Chase Manhattan Bank
3 Chase MetroTech Center
Brooklyn, New York 11245

Morgan Stanley Trust Company
One Pierrepont Plaza
Brooklyn, New York 11210
           ---------------------------------------------------------
LEGAL COUNSEL
Morgan, Lewis & Bockius LLP
2000 One Logan Square
Philadelphia, Pennsylvania 19103
           ---------------------------------------------------------
INDEPENDENT ACCOUNTANTS
Price Waterhouse LLP
1177 Avenue of the Americas
New York, New York 10036

           ---------------------------------------------------------
For current performance, current net asset value, or for assistance with your account, please contact the Fund at (800) 548-7786. This report is authorized for distribution only when preceded or accompanied by prospectuses of the Morgan Stanley Institutional Fund, Inc.

[LOGO] MORGAN STANLEY
       INSTITUTIONAL FUND, INC.
       P.O. Box 2798
       Boston, MA 02208-2798

[LOGO] MORGAN STANLEY
       INSTITUTIONAL FUND, INC.

                       INTERNATIONAL SMALL CAP PORTFOLIO
                              THIRD QUARTER REPORT
                               SEPTEMBER 30, 1997

LETTER TO SHAREHOLDERS
-------

The International Small Cap Portfolio seeks long-term capital appreciation by investing primarily in the equity securities of non-U.S. issuers. The Portfolio applies a disciplined bottom-up value approach to identify and invest in small capitalization companies which are both attractive businesses and available at cheap prices. A market capitalization cut-off of U.S. $1 billion is used as our definition of "small."

PERFORMANCE COMPARED TO THE MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) EAFE INDEX(1)
----------------------------------------------------

                                             TOTAL RETURNS(2)
                                 -----------------------------------------
                                                ONE       AVERAGE ANNUAL
                                    YTD        YEAR       SINCE INCEPTION
                                 ---------  -----------  -----------------
PORTFOLIO......................       5.76%       9.45%          15.02%
INDEX..........................      10.42       12.18           13.79

1. The MSCI EAFE Index is an unmanaged index of common stocks and includes Europe, Australasia and the Far East (includes dividends net of withholding taxes).

2. Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waiver and reimbursement, total returns would be lower.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

------------------------------

THE COUNTRY SPECIFIC PERFORMANCE RESULTS PROVIDED ARE AS MEASURED BY THE MSCI EAFE INDEX AND ARE FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A GUARANTEE OF THE PORTFOLIO'S FUTURE PERFORMANCE. PAST PERFORMANCE SHOWN IS NOT PREDICTIVE OF FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PLEASE SEE THE PROSPECTUS FOR A DESCRIPTION OF CERTAIN RISK CONSIDERATIONS ASSOCIATED WITH INTERNATIONAL INVESTING.

For the nine month and one year periods ended September 30, 1997, the Portfolio had a total return of 5.76% and 9.45%, respectively, compared to a total return of 10.42% and 12.18%, respectively, for the Morgan Stanley Capital International
(MSCI) EAFE Index (the "Index"). From inception on December 15, 1992 to September 30, 1997, the average annual total return of the Portfolio was 15.02% compared to 13.79% for the Index.

The Portfolio underperformed in the third quarter reflecting a continuance of the trend seen in the previous quarter of broadly based underperformance of the small cap universe against the large cap EAFE Index. This reversed the strong outperformance of the first three months of the year. In the third quarter the Portfolio underweighting of the weak Japanese and South East Asian markets and currencies and overweighting in the strong U.K. market were significant positives, as was strong relative stock selection in Sweden and Switzerland.

The third quarter experienced a roller coaster of returns from the international equity markets reflecting general nervousness over the level of the world's stock markets and heightened sensitivity to inflationary trends in the U.S. that would require interest rates to rise. The generally robust equity returns in July were reversed in August with a broadly based correction and turmoil in the South East Asian currency markets. September turned again with stocks rebounding across all markets barring Japan where concern over the parlous state of the economy resulted in further weakness. Having failed to participate in much of the liquidity-driven strength of the markets over recent months, small caps proved highly resilient in the August sell off, outperforming substantially, only to see this eroded once more in September.

Portfolio activity during the year has been relatively high as we have sold a number of positions in Hong

Kong, Australia, Switzerland and Germany--all of which had reached our assessed fair value. The more recent additions to the Portfolio include:

    Plettac is the leading producer of scaffolding equipment in Germany and the U.S. and is one of the world's largest providers of scaffolding services. The company has recently successfully diversified into Halls and Tents and Security Systems via acquisitions, as a result of which the stock is no longer a pure cyclical construction play. We believe the market has overlooked this transformation and is ignoring the positive impact of further potential acquisitions.

    GTI Holding is the Dutch market leader in technical installation, currently enjoying a favorable environment. The company is a strong cash flow generator and has accumulated a large cash pile. Management is planning to invest this cash shortly, via an acquisition, which is not yet priced in by the market.

    Scholl is the world's leading supplier of footcare and footwear products. The company is in the process of being restructured and focused on its core business. Purchased on a price earnings multiple of 12.4 times for 1998 the shares do not reflect the earnings outlook of this company nor the quality of its management.

    Ramsay Health Care is the third largest private sector hospital operator in Australia and is well placed to take advantage of the privatization of the Australian healthcare system. Purchased on a 1998 price earnings multiple of
    13.6 times and price cash multiple of 9.6 times, we believe the shares do not fully reflect the earnings potential of this company.

The substantial underperformance of the small cap universe over the last two quarters has widened an already marked valuation gap between small and large companies and we continue to find attractive value across many of the markets. In particular, with small caps having lagged large caps in the U.K. and Japan by close to 16% in the year to date, these are two markets that are receiving particular focus. In spite of strong outperformance from a number of the Portfolio's sterling-sensitive U.K. holdings over the last few weeks, this market continues to offer compelling pricing inefficiencies. We also believe value to be emerging in Japanese small caps but remain cautious given substantial overcapacity in most industries, the likely deleterious impact of ongoing deregulation and the poor returns on capital employed by the majority of companies.

While it is impossible to predict when small caps will start to outperform again, the availability of value is in stark contrast to the general paucity available in large caps. The recent sharp recovery in a number of U.K. smaller companies illustrates how tightly many of them are held and how difficult it is to buy stock as they come back into favor.

Margaret Naylor
PORTFOLIO MANAGER

October 1997

INVESTMENTS (UNAUDITED)
----------
SEPTEMBER 30, 1997

                                                          VALUE
    SHARES                                                (000)
---------------                                         ---------
COMMON STOCKS (86.6%)
 AUSTRALIA (8.1%)
        694,627    Auspine Ltd.                         $   1,814
      1,057,866    Bains Harding Ltd.                         161
        423,782    BRL Hardy Ltd.                           1,359
      2,532,636    Country Road Ltd.                        2,848
      1,230,900    Eltin Ltd.                               1,813
      5,898,500    E.R.G. Ltd.                              4,707
        420,000    Morgan & Banks Ltd.                      3,458
      6,944,000    Parbury Ltd.                             2,922
        537,000    Ramsay Health Care, Ltd.                   857
      1,255,500    Skilled Engineering Ltd.                 1,894
      1,990,900    Solution 6 Holdings Ltd.                 1,083
        699,748    W.D. & H.O. Wills Holdings Ltd.            904
                                                        ---------
                                                           23,820
                                                        ---------
 DENMARK (1.3%)
         82,200    SYD-Sonderjylland Holdings               3,800
                                                        ---------
 FINLAND (6.0%)
         47,530    Aamulehti Yhtymae Oy, Series II          1,671
         63,100    Amer-Yhtymae Oy, Class A                 1,371
         62,570    KCI Konecranes International             2,590
         49,695    Kone Oy, Class B                         6,434
        308,800    Oy Tamro AB                              1,955
         97,200    Rauma Oy                                 2,021
        141,350    Rautaruukki Oy                           1,523
                                                        ---------
                                                           17,565
                                                        ---------
 FRANCE (5.9%)
         40,286    Dauphin O.T.A.                           2,797
         80,290    De Dietrich et Compagnie                 3,531
         55,893    Europeene d'Extincteurs                  4,144
        125,497    Legris Industries                        5,096
         59,768    Sediver                                  1,637
                                                        ---------
                                                           17,205
                                                        ---------
 GERMANY (3.2%)
        117,510    Gerresheimer Glas AG                     1,569
         67,285    Marseille-Kliniken AG                    1,375
         15,390    Plettac AG                               3,261
         13,410    Sinn AG                                  3,035
                                                        ---------
                                                            9,240
                                                        ---------
 HONG KONG (2.5%)
      1,754,000    Chen Hsong Holdings                      1,020
      1,118,000    Jardine International Motor
                    Holdings Ltd.                           1,207
      1,972,000    Li & Fung Ltd.                           2,306
      6,480,000    Vitasoy International Holdings
                    Ltd.                                    2,826
                                                        ---------
                                                            7,359
                                                        ---------
 IRELAND (2.4%)
         78,730    Anglo Irish Bank Corp. plc                 121
        178,330    Clondalkin Group plc                     1,581
        973,274    Green Property plc                       5,303
                                                        ---------
                                                            7,005
                                                        ---------

                                                          VALUE
    SHARES                                                (000)
---------------                                         ---------
 ITALY (1.8%)
        608,000    Sogefi S.p.A.                        $   1,589
        800,000    Unicem Di Risp (NCS)                     2,498
         81,000    Vincenzo Zucchi S.p.A.                     512
        207,050    Vincenzo Zucchi S.p.A. (NCS)               684
                                                        ---------
                                                            5,283
                                                        ---------
 JAPAN (9.4%)
         15,000    Exedy Corp.                                135
        231,000    Foster Electric Co., Ltd.                1,138
        540,000    Hankyu Realty                            3,399
        835,000    Japan Oil Transportation                 1,936
        316,000    Japan Vilene Co., Ltd.                     913
        134,000    Kansei Corp.                               827
        388,000    Kirin Beverage Corp.                     6,716
        136,000    Nifco, Inc.                                956
        826,000    Nissan Fire & Insurance Co.              3,386
         78,000    Sangetsu Co., Ltd.                       1,260
        549,000    Toc Co.                                  5,365
        251,000    Toyoda Gosei Co.                         1,499
                                                        ---------
                                                           27,530
                                                        ---------
 NETHERLANDS (6.9%)
         91,000    Ahrend Groep N.V.                        3,131
         92,805    Apothekers Cooperatie OPG                2,937
         37,081    Atag Holding N.V.                        2,198
         79,900    GTI Holding N.V.                         2,260
        280,910    Hollandsche Beton Groep N.V.             5,786
         45,830    Koninklijke Van Ommeren N.V.             1,929
         80,060    Nutreco Holding N.V.                     1,882
          4,122    Samas Groep N.V.                           196
                                                        ---------
                                                           20,319
                                                        ---------
 NEW ZEALAND (1.0%)
        860,400    Fisher & Paykel Industries Ltd.          2,977
                                                        ---------
 NORWAY (1.2%)
         73,850    Adelsten ASA, Class B                    1,247
        119,700    Kverneland ASA                           2,240
        228,020    Oceanor                                     --
                                                        ---------
                                                            3,487
                                                        ---------
 SINGAPORE (0.8%)
        723,000    GP Batteries International Ltd.          2,241
                                                        ---------
 SPAIN (2.3%)
         69,248    Bodegas y Bebidas                        2,969
         75,264    Empresa Nacional Hidroelectrica
                    del Ribagorzana, Class B                1,664
         49,650    Miquel y Costas & Miquel                 2,012
                                                        ---------
                                                            6,645
                                                        ---------
 SWEDEN (2.5%)
        108,700    Marieberg Tidnings AB                    3,008
         47,300    Nobel Biocare AB                           717
        178,350    Scandic Hotels AB                        3,573
                                                        ---------
                                                            7,298
                                                        ---------

                                                          VALUE
    SHARES                                                (000)
---------------                                         ---------
 SWITZERLAND (10.3%)
          2,980    Bobst AG (Bearer)                    $   4,712
          4,907    Bucher Holdings AG (Bearer)              5,010
          9,938    Edipresse (Bearer)                       2,876
          2,750    LEM Holdings AG                            666
          2,895    Magazine Globus (Participating
                    Certificates)                           2,158
          4,450    Porst Holding AG (Bearer)                  569
         14,385    Publicitas Holding (Registered)          3,372
          3,050    Schweizerische
                    Industrie-Gesellschaft Holdings
                    AG (Registered)                         4,498
         14,742    Valora Holding AG                        3,137
          6,442    Zehnder Holding AG, Class B              3,012
                                                        ---------
                                                           30,010
                                                        ---------
 UNITED KINGDOM (21.0%)
      4,108,007    Anglo Irish Bank Corp. plc
                    (British Pound Shares)                  6,363
      1,330,900    Bluebird Toys plc                        2,512
      1,527,350    BSM Group plc                            3,345
        763,650    Care First Group plc                     1,171
        908,500    Corporate Services Group plc             3,108
        845,500    Devro plc                                5,293
      2,540,850    Donelon Tyson plc                           --
      2,010,600    GEI International plc                    3,925
        654,500    Industrial Control Services Group
                    plc                                       655
        437,389    International Business
                    Communications (Holdings) plc           2,883
      1,608,965    John Mowlem & Co. plc                    2,778
     33,795,100    Kendell plc                                 --
        213,535    Le Riches Stores Ltd.                    1,664
        469,100    Litho Supplies plc                       1,767
        206,335    Mallett plc                                351
      2,625,600    Matthews (Bernard) plc                   4,533
        120,000    Northern Leisure plc                       596
        762,800    Oriflame International                   5,785
      2,659,393    Pentos plc                                  --
         26,900    Quadramatic plc                             81
        693,200    Ricardo Group plc                        1,580
        235,700    Scholl plc                               1,110
        552,000    SGB Group plc                            1,443
      1,100,800    Tandem Group plc                           107
      1,549,700    The 600 Group plc                        3,676
        979,000    UniChem plc                              4,423
        487,800    Waterman Partnership Holdings plc          449
        404,900    Westminster Health Care Holdings
                    plc                                     1,957
                                                        ---------
                                                           61,555
                                                        ---------
TOTAL COMMON STOCKS (Cost $238,293)                       253,339
                                                        ---------
PREFERRED STOCKS (5.2%)
 GERMANY (5.2%)
         12,223    Dyckerhoff AG                            4,236
         29,930    Hornbach Holding AG                      2,121
                                                          VALUE
    SHARES                                                (000)
---------------                                         ---------
         10,282    STO AG-Vorzug                        $   4,189
          8,760    Villeroy & Boch AG                       1,487
         18,161    Wuerttembergische
                    Metallwarenfabrik AG                    3,078
                                                        ---------
TOTAL PREFERRED STOCKS (Cost $14,163)                      15,111
                                                        ---------
RIGHTS (0.0%)
 AUSTRALIA (0.0%)
         42,378    BRL Hardy Ltd., expiring 10/17/97,
                    (Cost $0)                                  31
                                                        ---------
  FACE AMOUNT
     (000)
---------------
CONVERTIBLE DEBENTURE (0.1%)
 ITALY (0.1%)
    ITL 518,000    Mediobanca S.p.A 5.50%, 1/01/00,
                    (Cost $328)                               317
                                                        ---------
TOTAL FOREIGN SECURITIES (91.9%) (Cost $252,784)          268,798
                                                        ---------
SHORT-TERM INVESTMENTS (7.9%)
 REPURCHASE AGREEMENT (7.9%)
$        23,098    Chase Securities, Inc. 5.75%,
                    dated 9/30/97, due 10/01/97, to
                    be repurchased at $23,102
                    collateralized by U.S. Treasury
                    Notes, 6.625%, due 3/31/02,
                    valued at $23,576 (Cost $23,098)       23,098
                                                        ---------
FOREIGN CURRENCY (1.0%)
      GBP   537    British Pound                              866
     FIM      1    Finnish Markka                              --
     FRF  3,866    French Franc                               651
       DEM  633    German Mark                                358
       HKD  406    Hong Kong Dollar                            53
     IEP      2    Irish Punt                                   3
     JPY  8,378    Japanese Yen                                69
      NLG   736    Netherlands Guilder                        370
      NZD   601    New Zealand Dollar                         385
      CHF   116    Swiss Franc                                 80
                                                        ---------
TOTAL FOREIGN CURRENCY (Cost $2,817)                        2,835
                                                        ---------
TOTAL INVESTMENTS (100.8%) (Cost $278,699)                294,731
                                                        ---------
OTHER ASSETS AND LIABILITIES (-0.8%)
  Other Assets                                             24,312
  Liabilities                                             (26,595)
                                                        ---------
                                                           (2,283)
                                                        ---------
NET ASSETS (100%)                                       $ 292,448
                                                        ---------
                                                        ---------
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE
  Applicable to 16,632,164 outstanding $0.001 par
  value shares (authorized 500,000,000 shares)
                                                           $17.58
                                                        ---------
                                                        ---------

----------------------------------
NCS -- Non Convertible Shares